SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 28, 2003


                                SYSCO CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


           1-06544                                       74-1648137
   (Commission File Number)                    (IRS Employer Identification No.)


                 1390 Enclave Parkway, Houston, Texas 77077-2099
          (Address of principal executive offices, including zip code)


                                 (281) 584-1390
              (Registrant's telephone number, including area code)


                        --------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

On April 28, 2003, Sysco Corporation ("SYSCO") issued a press release announcing its results of operations for the third quarter ended March 29, 2003. SYSCO hereby incorporates by reference herein the information set forth in its Press Release dated April 28, 2003, a copy of which is attached hereto as Exhibit
99.1. The Press Release contains information regarding real sales growth, which may be a non-GAAP financial measure as defined in Item 10(e) of Regulation S-K. Management believes that presentation of real sales growth information is useful to investors as an indicator of the Company's organic growth without regard to inflation and acquisitions.

This information, filed under Item 5, is also being provided pursuant to Item 12 of Form 8-K.

Except for the historical information contained in this report, the statements made by SYSCO are forward looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. SYSCO's future financial performance could differ significantly from the expectations of management and from results expressed or implied in the Press Release. For further information on other risk factors, please refer to the "Risk Factors" contained in SYSCO's Annual Report on Form 10-K for the fiscal year ended June 29, 2002 as filed with the Securities and Exchange Commission.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits.

          Exhibit Number              Description

          99.1                        Press Release dated April 28, 2003

ITEM 9.    REGULATION FD DISCLOSURE (INCLUDING ITEM 12 INFORMATION).

Pursuant to the interim guidance contained in SEC Release 34-47583, the information set forth under Item 5 and required by Item 12 of this report is being furnished under this Item 9 and is hereby incorporated herein by reference.



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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, SYSCO has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SYSCO CORPORATION



Date:  April 28, 2003                       By:    /s/ John K. Stubblefield, Jr.
       --------------                          ---------------------------------
                                            Name:  John K. Stubblefield, Jr.
                                            Title: Executive Vice President,
                                                   Finance and Administration



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


                                  EXHIBIT INDEX



Exhibit Number             Description                               Page
--------------             -----------                               ----

99.1                       Press Release dated April 28, 2003          5



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